                                                                                                EXHIBIT 25.2

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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

_________________________

FORM  T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF
A CORPORATION DESIGNATED TO ACT AS TRUSTEE

___________________________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

                                                                                                                                                                    13-4994650
(State of incorporation                                                                                                                            (I.R.S. employer
if not a national bank)                                                                                                                            identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                                                                                                                  43271
(Address of principal executive offices)                                                                                                            (Zip Code)

Thomas F. Godfrey
Vice President and Assistant General Counsel
JPMorgan Chase Bank, National Association
1 Chase Manhattan Plaza, 25th Floor
New York, NY 10081
Tel:  (212) 552-2192

(Name, address and telephone number of agent for service)

____________________________________________

PNM RESOURCES, INC.
 (Exact name of obligor as specified in its charter)

New Mexico                                                                                                                                            85-0468296
(State or other jurisdiction of                                                                                                                (I.R.S. employer
incorporation or organization)                                                                                                              identification No.)

Alvarado Square
Albuquerque, New Mexico                                                                                                                              87158
(Address of principal executive offices)                                                                                                          (Zip Code)

Purchase Contracts
 (Title of the indenture securities)

GENERAL

Item 1.General Information.

            Furnish the following information as to the trustee:

            (a)  Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.

                  Board of Governors of the Federal Reserve System, Washington, D.C., 20551

                  Federal Deposit Insurance Corporation, Washington, D.C., 20429.

            (b)  Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.Affiliations with the Obligor and Guarantors.

            If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16.  List of Exhibits

               List below all exhibits filed as a part of this Statement of Eligibility.

1.                  A copy of  the Articles of Association of  JPMorgan Chase Bank, N.A.  (see Exhibit 1 to the Form T-1 filed as Exhibit 25(a) in connection with Registration Statement No. 333-120611 which is incorporated by reference).

               2.                  A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to the Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 of PNM Resources, Inc. filed simultaneously herewith and incorporated by reference herein).

               3.                  None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

               4.                  A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to the Form T-1 filed as Exhibit 25(a) in connection with Registration Statement No. 333-120611 which is incorporated by reference).

               5.                  Not applicable.

              6.                 The consent of the Trustee required by Section 321(b) of the Act.(see Exhibit 6 to the Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 of PNM Resources, Inc. filed simultaneously herewith by reference herein).

               7.                 A copy of the latest report of condition of the Trustee, published  pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to the Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 of PNM Resources, Inc. filed simultaneously herewith by reference herein).

               8.                Not applicable.

               9.                Not applicable.

SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee,  JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7th day of December, 2004.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By        /s/ Rosa Ciaccia

                                                                Rosa Ciaccia

                                                                Trust Officer